Exhibit 99.1

           Mentor Graphics Announces Second Quarter Results

   WILSONVILLE, Ore.--(BUSINESS WIRE)--July 29, 2005--Mentor Graphics Corporation (Nasdaq:MENT) today announced second quarter revenue of $154.8 million. Loss per share, on both a GAAP and pro forma basis, was $.09, on the lower end of the company's prior guidance, based on weaker bookings.
    "Despite weaker bookings, there were many signs of an improved business climate in the quarter. New customer logo additions were up nearly 20% over the second quarter of 2004, up both worldwide, and in every region. Bookings from new customers doubled from the year ago quarter, as well," said Walden C. Rhines, CEO and chairman of Mentor Graphics. "During the quarter, we saw good bookings growth in most of our new and emerging products. Automotive electrical system design products more than doubled over the second quarter of 2004, and design data management, Catapult(TM) C Synthesis, embedded and FPGA tools all did well during the quarter."
    During the quarter, the company launched the Questa(TM) verification platform. The Questa verification platform extends Mentor's functional verification leadership by offering a single product with built-in support for testbench automation, coverage-driven verification, assertion-based verification, and transaction-level modeling. These new methodologies enhance traditional simulation technology to achieve faster and more complete verification of systems. Additionally, the company released a new version of its Catapult C Synthesis product that improved its ability to use high-level, faster verification methods.
    "During the quarter, currency moved in a positive direction for Mentor. A strengthening Yen and a weakening Euro are both helpful for Mentor," said Gregory K. Hinckley, president of Mentor Graphics. "While the first half was weak, we are still confident that key products like the Calibre(R) family will deliver in the second half."
    Revenue by region was 45% Americas, 30% Europe, 15% Japan and 10% Pacific Rim. By product line, revenue was 30% scalable verification, 25% integrated system design, 25% design to silicon, and 20% new and emerging products.

    About Mentor Graphics

    Mentor Graphics Corporation (Nasdaq:MENT) is a world leader in electronic hardware and software design solutions, providing products, consulting services and award-winning support for the world's most successful electronics and semiconductor companies. Established in 1981, the company reported revenues over the last 12 months of about $700 million and employs approximately 3,900 people worldwide. Corporate headquarters are located at 8005 S.W. Boeckman Road, Wilsonville, Oregon 97070-7777. World Wide Web site: http://www.mentor.com/.

    Mentor Graphics, Calibre and Catapult C are registered trademarks and Questa and Scalable Verification are trademarks of Mentor Graphics Corporation.

    In the calculation of pro forma earnings, gross margin and operating expenses, Mentor Graphics excludes amortization of acquired intangibles and write-offs of in-process R&D from acquisitions. For the three and six months ended June 30, 2005, a $4.75 million charge to R&D related to the purchase of technology that had not reached technological feasibility was also excluded from pro forma earnings. Included in pro forma earnings for the six months ended June 30, 2005 was a $1 million gain related to the sale of a building in the first quarter classified in other income, net. Also, excluded are non-operating and non-recurring items classified as special charges such as restructure expenses and asset impairments, as well as income tax expense in excess of a normalized 17% effective tax rate. These excluded items are generally infrequent, less predictable and are often non-cash in nature. Mentor Graphics believes that excluding these items provides investors with a representation of its core performance, and a pro forma base line for assessing the future earnings potential of Mentor Graphics.
    These pro forma measures should be assessed in conjunction with GAAP earnings measures for a more complete understanding of the Company's results. Since pro forma measures exclude certain items, differences in earnings from GAAP can be significant; Mentor Graphics management evaluates its performance under both measures for a complete understanding of its results. Investors are encouraged to review both measures for their evaluations and consider the GAAP earnings measures as the most complete measure of Mentor Graphics' overall performance.

    Statements in this press release regarding the Company's outlook for future periods constitute "forward-looking" statements based on current expectations within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company or industry results to be materially different from any results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: (i) the Company's ability to successfully offer products and services that compete in the highly competitive EDA industry including the risk that the Company's technology, products or inventory become obsolete; (ii) reductions in spending on EDA tools by the Company's customers due to cyclical downturns or initiatives to increase profitability, (iii) discounting of products and services by competitors, which could force the company to lower its prices or offer other more favorable terms to customers (iv) changes in accounting or reporting rules or interpretations, limitations on repatriation of earnings, licensing and intellectual property rights protection; (v) changes in tax laws, regulations or enforcement practices where the Company does business; (vi) effects of the increasing volatility of foreign currency fluctuations on the Company's business and operating results; (vii) effects of unanticipated shifts in product mix on gross margin and unanticipated shifts in geographic mix on the overall tax rate, (viii) effects of customer seasonal purchasing patterns and the timing of significant orders may negatively impact the Company's quarterly results of operations, (ix) the Company's ability to successfully integrate and manage its acquisitions, all as may be discussed in more detail under the heading "Factors That May Affect Future Results and Financial Condition" in the Company's most recent Form 10-K or Form 10-Q. Given these uncertainties, prospective investors are cautioned not to place undue reliance on such forward-looking statements. In addition, statements regarding outlook do not reflect potential impacts of mergers or acquisitions that have not been announced or closed as of the time the statements are made. Mentor Graphics disclaims any obligation to update any such factors or to publicly announce the results of any revisions to any of the forward-looking statements to reflect future events or developments.


                      MENTOR GRAPHICS CORPORATION
                 CONSOLIDATED STATEMENTS OF OPERATIONS
      (In thousands, except earnings per share data - Unaudited)

                                 Three Months Ended  Six Months Ended
                                      June 30,           June 30,
                                --------------------------------------
                                   2005      2004     2005     2004
                                 ---------- -------- -------- --------
Revenues:
  System and software           $   81,375 $ 98,091 $172,935 $192,612
  Service and support               73,461   71,551  146,235  141,435
                                 ---------- -------- -------- --------

               Total revenues      154,836  169,642  319,170  334,047
                                 ---------- -------- -------- --------
Cost of revenues:
  System and software                4,828    4,623    9,563    9,185
  Service and support               20,339   19,079   40,247   39,174
  Amortization of purchased
   technology                        2,700    2,504    5,413    4,970
                                 ---------- -------- -------- --------

               Total cost of
                revenues            27,867   26,206   55,223   53,329
                                 ---------- -------- -------- --------

               Gross margin        126,969  143,436  263,947  280,718
                                 ---------- -------- -------- --------
Operating expenses:
  Research and development          56,193   48,322  107,503   96,705
  Marketing and selling             65,324   64,045  132,899  127,751
  General and administration        18,752   18,748   37,460   37,310
  Amortization of intangible
   assets                              972      790    2,094    1,572
  Special charges                    1,264    3,863    2,577    3,863
  Merger and acquisition related
   charges                             750      360      750      360
                                 ---------- -------- -------- --------

               Total operating
                expenses           143,255  136,128  283,283  267,561
                                 ---------- -------- -------- --------
Operating income (loss)
                                   (16,286)   7,308  (19,336)  13,157
  Other income, net                  2,842    1,990    6,457    3,220
  Interest expense                  (5,638)  (4,571) (10,669)  (9,026)
                                 ---------- -------- -------- --------

  Income (loss) before income
   taxes                           (19,082)   4,727  (23,548)   7,351
  Income tax expense (benefit)     (12,239)  37,523  (12,319)  37,969
                                 ---------- -------- -------- --------

               Net loss         $   (6,843)$(32,796)$(11,229)$(30,618)
                                 ========== ======== ======== ========

  Net loss per share:
              Basic            $     (.09)$   (.47)$   (.14)$   (.44)
                                 ========== ======== ======== ========
              Diluted          $     (.09)$   (.47)$   (.14)$   (.44)
                                 ========== ======== ======== ========

  Weighted average number
   of shares outstanding:
              Basic                78,165   70,090   78,086   69,946
                                 ========== ======== ======== ========
              Diluted              78,165   70,090   78,086   69,946
                                 ========== ======== ======== ========


                      MENTOR GRAPHICS CORPORATION
            PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
       (In thousands, except earnings per share data-Unaudited)

                                   Three Months Ended June 30, 2005
                                 GAAP       Adjustments      Pro Forma
                                 -------------------------------------
Revenues:
  System and software            $   81,375  $       -       $ 81,375
  Service and support                73,461          -         73,461
                                  ----------  ---------       --------

               Total revenues       154,836          -        154,836
                                  ----------  ---------       --------
Cost of revenues:
  System and software                 4,828          -          4,828
  Service and support                20,339          -         20,339
  Amortization of purchased
   technology                         2,700     (2,700)   (1)       -
                                  ----------  ---------       --------

               Total cost of
                revenues             27,867     (2,700)        25,167
                                  ----------  ---------       --------

               Gross margin         126,969      2,700        129,669
                                  ----------  ---------       --------

               Gross margin
                percentage             82.0%                    83.7%
                                  ----------                 --------
Operating expenses:
  Research and development           56,193     (4,750)   (2)  51,443
  Marketing and selling              65,324          -         65,324
  General and administration         18,752          -         18,752
  Amortization of intangible
   assets                               972       (972)   (1)       -
  Special charges                     1,264     (1,264)   (3)       -
  Merger and acquisition related
   charges                              750       (750)   (3)       -
                                  ----------  ---------       --------

               Total operating
                expenses            143,255     (7,736)       135,519
                                  ----------  ---------       --------
Operating income (loss)
                                    (16,286)    10,436         (5,850)
  Other income, net                   2,842          -          2,842
  Interest expense                   (5,638)         -         (5,638)
                                  ----------  ---------       --------

  Income (loss) before income
   taxes                            (19,082)    10,436 9,591   (8,646)
  Income tax expense (benefit)      (12,239)    10,769    (4)  (1,470)
                                  ----------  ---------       --------

               Net loss          $   (6,843) $    (333)      $ (7,176)
                                  ==========  =========       ========

  Net loss per share:
               Basic            $     (.09)                $   (.09)
                                  ==========                 ========
               Diluted          $     (.09)                $   (.09)
                                  ==========                 ========
  Weighted average number of
   shares outstanding:
               Basic                 78,165                   78,165
                                  ==========                 ========
               Diluted               78,165                   78,165
                                  ==========                 ========

   (1) Non-cash amortization of intangible assets.

   (2) Unusual charge related to the purchase of technology that had not reached technological feasibility.

   (3) Merger, acquisition, restructuring and other charges.

   (4) Pro forma income tax expense calculation differs from the GAAP calculation as it assumed a normalized effective rate of 17%.


                      MENTOR GRAPHICS CORPORATION
            PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
       (In thousands, except earnings per share data-Unaudited)

                                            Three Months Ended
                                              June 30, 2004
                                  GAAP     Adjustments      Pro Forma
                                  ------------------------------------
Revenues:
  System and software             $ 98,091   $      -       $  98,091
  Service and support               71,551          -          71,551
                                   --------   --------       ---------

               Total revenues      169,642          -         169,642
                                   --------   --------       ---------
Cost of revenues:
  System and software                4,623          -           4,623
  Service and support               19,079          -          19,079
  Amortization of purchased
   technology                        2,504     (2,504)   (1)        -
                                   --------   --------       ---------

               Total cost of
                revenues            26,206     (2,504)         23,702
                                   --------   --------       ---------

               Gross margin        143,436      2,504         145,940
                                   --------   --------       ---------

               Gross margin
                percentage            84.6%                     86.0%
                                   --------                 ---------
Operating expenses:
  Research and development          48,322          -          48,322
  Marketing and selling             64,045          -          64,045
  General and administration        18,748          -          18,748
  Amortization of intangible
   assets                              790       (790)   (1)        -
  Special charges                    3,863     (3,863)   (2)        -
  Merger and acquisition related
   charges                             360       (360)   (2)        -
                                   --------   --------       ---------

               Total operating
                expenses           136,128     (5,013)        131,115
                                   --------   --------       ---------
Operating income
                                     7,308      7,517          14,825
  Other income, net                  1,990          -           1,990
  Interest expense                  (4,571)         -          (4,571)
                                   --------   --------       ---------

  Income before income taxes         4,727      7,517 9,591    12,244
  Income tax expense (benefit)      37,523    (35,442)   (3)    2,081
                                   --------   --------       ---------

               Net income (loss)  $(32,796)  $ 42,959       $  10,163
                                   ========   ========       =========

  Net income (loss) per share:
               Basic             $   (.47)                $     .14
                                   ========                 =========
               Diluted           $   (.47)                $     .14
                                   ========                 =========
  Weighted average number of
   shares outstanding:
               Basic                70,090                    70,090
                                   ========                 =========
               Diluted              70,090                    73,236
                                   ========                 =========

   (1) Non-cash amortization of intangible assets.

   (2) Merger, acquisition, restructuring and other charges.

   (3) Pro forma income tax expense calculation differs from the GAAP calculation as it assumed a normalized effective rate of 17%.


                      MENTOR GRAPHICS CORPORATION
            PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
       (In thousands, except earnings per share data-Unaudited)

                                            Six Months Ended
                                             June 30, 2005
                                     GAAP     Adjustments   Pro Forma
                                     ---------------------------------
Revenues:
  System and software                $172,935  $       -    $ 172,935
  Service and support                 146,235          -      146,235
                                      --------  ---------    ---------

               Total revenues         319,170          -      319,170
                                      --------  ---------    ---------
Cost of revenues:
  System and software                   9,563          -        9,563
  Service and support                  40,247          -       40,247
  Amortization of purchased
   technology                           5,413     (5,413)(1)        -
                                      --------  ---------    ---------

               Total cost of revenues  55,223     (5,413)      49,810
                                      --------  ---------    ---------

               Gross margin           263,947      5,413      269,360
                                      --------  ---------    ---------

               Gross margin
                percentage               82.7%                  84.4%
                                      --------              ---------
Operating expenses:
  Research and development            107,503     (4,750)(2)  102,753
  Marketing and selling               132,899          -      132,899
  General and administration           37,460          -       37,460
  Amortization of intangible assets     2,094     (2,094)(1)        -
  Special charges                       2,577     (2,577)(3)        -
  Merger and acquisition related
   charges                                750       (750)(3)        -
                                      --------  ---------    ---------

               Total operating
                expenses              283,283    (10,171)     273,112
                                      --------  ---------    ---------
Operating income (loss)
                                      (19,336)    15,584       (3,752)
  Other income, net                     6,457          -        6,457
  Interest expense                    (10,669)         -      (10,669)
                                      --------  ---------    ---------

  Income (loss) before income
   taxes                              (23,548)    15,584       (7,964)
  Income tax expense (benefit)        (12,319)    10,965 (4)   (1,354)
                                      --------  ---------    ---------

               Net income (loss)     $(11,229) $   4,619    $  (6,610)
                                      ========  =========    =========

  Net income (loss) per share:
               Basic                 $   (.14)             $    (.08)
                                      ========              =========
               Diluted               $   (.14)             $    (.08)
                                      ========              =========
  Weighted average number of
   shares outstanding:
               Basic                   78,086                 78,086
                                      ========              =========
               Diluted                 78,086                 78,086
                                      ========              =========

   (1) Non-cash amortization of intangible assets.

   (2) Unusual charge related to the purchase of technology that had not reached technological feasibility.

   (3) Merger, acquisition, restructuring and other charges.

   (4) Pro forma income tax expense calculation differs from the GAAP calculation as it assumed a normalized effective rate of 17%.


                      MENTOR GRAPHICS CORPORATION
            PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
       (In thousands, except earnings per share data-Unaudited)

                                            Six Months Ended
                                              June 30, 2004
                                      GAAP     Adjustments   Pro Forma
                                      --------------------------------
Revenues:
  System and software                 $192,612  $       -    $192,612
  Service and support                  141,435          -     141,435
                                       --------  ---------    --------

               Total revenues          334,047          -     334,047
                                       --------  ---------    --------
Cost of revenues:
  System and software                    9,185          -       9,185
  Service and support                   39,174          -      39,174
  Amortization of purchased technology   4,970     (4,970)(1)       -
                                       --------  ---------    --------

               Total cost of revenues   53,329     (4,970)     48,359
                                       --------  ---------    --------

               Gross margin            280,718      4,970     285,688
                                       --------  ---------    --------

               Gross margin percentage    84.0%                 85.5%
                                       --------              --------
Operating expenses:
  Research and development              96,705          -      96,705
  Marketing and selling                127,751          -     127,751
  General and administration            37,310          -      37,310
  Amortization of intangible assets      1,572     (1,572)(1)       -
  Special charges                        3,863     (3,863)(2)       -
  Merger and acquisition related
   charges                                 360       (360)(2)       -
                                       --------  ---------    --------

               Total operating
                expenses               267,561     (5,795)    261,766
                                       --------  ---------    --------
Operating income
                                        13,157     10,765      23,922
  Other income, net                      3,220          -       3,220
  Interest expense                      (9,026)         -      (9,026)
                                       --------  ---------    --------

  Income before income taxes             7,351     10,765      18,116
  Income tax expense (benefit)          37,969    (34,889)(3)   3,080
                                       --------  ---------    --------

               Net income (loss)      $(30,618) $  45,654    $ 15,036
                                       ========  =========    ========

    Net income (loss) per share:
               Basic                  $   (.44)             $    .21
                                       ========              ========
               Diluted                $   (.44)             $    .21
                                       ========              ========
  Weighted average number of
   shares outstanding:
               Basic                    69,946                69,946
                                       ========              ========
               Diluted                  69,946                73,297
                                       ========              ========

   (1) Non-cash amortization of intangible assets.

   (2) Merger, acquisition, restructuring and other charges.

   (3) Pro forma income tax expense calculation differs from the GAAP calculation as it assumed a normalized effective rate of 17%.


                      MENTOR GRAPHICS CORPORATION
                 CONDENSED CONSOLIDATED BALANCE SHEETS
                      (In thousands - Unaudited)
                                                As of        As of
                                               June 30,  December 31,
                                                2005         2004
------------------------------------------------------- --------------
Assets
Current assets:
  Cash, cash equivalents and short-term
   investments                               $  87,219  $      94,287
  Trade accounts receivable, net                98,308        116,858
  Term receivables, short-term                 126,501        125,832
  Prepaid expenses and other                    30,331         28,457
  Deferred income taxes                          9,480         10,298
                                              ---------  -------------

        Total current assets                   351,839        375,732

Property, plant and equipment, net              81,262         91,224
Term receivables, long-term                    117,429        139,146
Intangibles, net                               386,645        374,144
Other assets                                    39,330         41,661
                                              ---------  -------------
        Total assets                         $ 976,505  $   1,021,907
                                              =========  =============
Liabilities and Stockholders' Equity
Current liabilities:
  Short-term borrowings                      $   7,460  $       9,632
  Accounts payable                              14,669         18,037
  Income taxes payable                          18,956         35,299
  Accrued payroll and related liabilities       58,878         81,709
  Accrued liabilities                           33,052         37,098
  Deferred revenue                             119,667        103,336
                                              ---------  -------------
        Total current liabilities              252,682        285,111
Long-term notes payable                        283,012        283,983
Other long-term liabilities                     17,150         19,098
                                              ---------  -------------
        Total liabilities                      552,844        588,192
                                              ---------  -------------

Stockholders' equity:
  Common stock                                 373,153        363,455
  Deferred compensation                              -           (508)
Retained earnings                               28,488         39,717
Accumulated other comprehensive income          22,020         31,051
                                              ---------  -------------
        Total stockholders' equity             423,661        433,715
                                              ---------  -------------
        Total liabilities and stockholders'
         equity                              $ 976,505  $   1,021,907
                                              =========  =============


                      MENTOR GRAPHICS CORPORATION
            CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                      (In thousands - Unaudited)

                                 Three Months Ended  Six Months Ended
                                       June 30,          June 30,
                              ----------------------------------------
                                 2005       2004      2005     2004
                               ---------- ---------  -------- --------
Operating Cash Flows:
Net loss                      $   (6,843)$ (32,796) $(11,229)$(30,618)
   Depreciation and
    amortization                  10,765    10,486    22,085   20,813
   Other adjustments to
    reconcile operating
    cash                             263    34,482    (1,467)  32,925
   Changes in working
    capital                        2,634    (4,891)    5,031   (7,326)
                               ---------- ---------  -------- --------

Net cash provided by operating
  activities                       6,819     7,281    14,420   15,794
Net cash used in investing
  activities                     (11,653)   (9,327)  (20,015) (23,229)
Net cash provided by (used in)
 financing
  activities                        (827)    3,730     6,174   14,084
Effect of exchange rate
 changes on cash
 and cash equivalents             (1,898)       26    (2,691)     (53)
                               ---------- ---------  -------- --------
Net change in cash and cash
 equivalents                      (7,559)    1,710    (2,112)   6,596
Cash and cash equivalents at
 beginning of period              73,363    73,219    67,916   68,333
                               ---------- ---------  -------- --------
Cash and cash equivalents at
 end of period, excluding
 short-term investments       $   65,804 $  74,929  $ 65,804 $ 74,929
                               ========== =========  ======== ========


                      MENTOR GRAPHICS CORPORATION
             SUPPLEMENTAL FINANCIAL AND OTHER INFORMATION
     (In thousands, except for days sales outstanding -Unaudited)

                                 Three Months Ended   Six Months Ended
                                        June 30,         June 30,
                                --------------------------------------
                                       2005    2004     2005     2004
                                ------------ ------- -------- --------
Geographic Revenue:
  Americas                          $71,112 $82,892 $142,199 $147,922
                                       45.9%   48.9%    44.6%    44.3%
  Europe                            $42,245 $43,299 $ 86,033 $ 87,120
                                       27.3%   25.5%    26.9%    26.1%
  Japan                             $23,663 $28,358 $ 56,085 $ 67,153
                                       15.3%   16.7%    17.6%    20.1%
  Pac Rim                           $17,816 $15,093 $ 34,853 $ 31,852
Other Data:                            11.5%    8.9%    10.9%     9.5%
  Capital expenditures              $ 5,313 $ 4,126 $ 12,577 $  8,946
  Days sales outstanding                131     119        -        -

    CONTACT: Mentor Graphics Corporation
             Ryerson Schwark, 503-685-1462
             ry_schwark@mentor.com
             or
             Dennis Weldon, 503-685-1462
             dennis_weldon@mentor.com